Exhibit 10.11

                               PURCHASE AGREEMENT
   (This is a legally binding contract. If not understood, seek legal advice)


Investors Realty, Inc., Broker                                   August 29, 2005

1. ADDRESS: 190 Grant Street, Blair, Nebraska, Zip Code 68008.

2. LEGAL DESCRIPTION (PROPERTY): Tax Lots 192 & 252 SEC 7-18-12, Washington County, Nebraska including all fixtures and equipment permanently attached to the Property.

3. PERSONAL PROPERTY: The only personal property included is as follows: The two
(2) paint booths on property.

4. CONVEYANCE: Seller represents that they have good, valid and marketable title, in fee simple, and agrees to convey title to Property to Buyer or his nominee by warranty deed free and clear of all liens, encumbrances, or special taxes levied or assessed, subject to all building and use restrictions, utility easements not exceeding ten (10) feet in width abutting the boundary of the Property, and covenants now of record.

5. ASSESSMENTS: Seller agrees to pay any assessments for public improvements previously constructed, or ordered or required to be constructed by the public authority, but not yet assessed. Seller is not aware of any public improvements ordered or required to be constructed but not yet constructed.

6. PURCHASE PRICE: Buyer agrees to pay One Million Five Hundred & Fifty Thousand and No/100 ($1,550,000.00) Dollars on the following terms: $50,000.00 (Deposit) deposited herewith as evidenced by the receipt attached below. In the event the offer is not accepted by the Seller within the time specified, the Deposit shall be refunded. In the event of refusal or failure of the Buyer to consummate the purchase, the Seller may, at his option, retain the Deposit as liquidated damages for failure to carry out the agreement of sale. Balance to be paid in immediately available funds at closing of the sale.

7. APPLICABLE CONDITIONS: This agreement is conditional upon the happening of each of the following events. If each of the same have not occurred within the time stated, this offer shall be null and void, and any Deposit returned to Buyer.

8. TAXES: Urban Taxes: All consolidated real estate taxes which become delinquent in the year in which closing takes place shall be treated as though all are current taxes, and those taxes shall be prorated as of the date of closing, and all the prior years' taxes, interest, and other charges, if any, will be paid by Seller. If applicable, any "Ag Use" or "Greenbelt Recapture" tax will be paid by the Buyer.

9. RENTS, DEPOSITS AND LEASES, IF RENTED: Any tenant deposits and leases shall be assigned to Buyer at no cost. All collected rents shall be prorated to date of closing. Copies of all current leases shall be provided to the Buyer ten (10) days after execution.






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10. SANITARY AND IMPROVEMENT  DISTRICT  (S.I.D.):  Buyer  understands  that this property is located within S.I.D. #__________ and acknowledges a receipt of the most recently filed S.I.D. Statement.

11. CONVEYANCE OF TITLE: Seller shall furnish a current title insurance commitment to Buyer as soon as practical. If title defects are found, Seller must use reasonable efforts to cure them within a reasonable time. If title defects are not cured within a reasonable time period, the Buyer may rescind this agreement and the Deposit shall be refunded. The cost of an Owners title insurance policy shall be equally divided between Buyer and Seller.

12. CLOSING: Closing will occur not later than September 30, 2005. Time is of the essence. Possession shall be delivered at closing.

13. ESCROW CLOSING: Buyer and Seller acknowledge and understand that the closing of the sale may be handled by an Escrow Agent and that the Broker is authorized to transfer the Deposit or any other funds it receives to said Escrow Agent. After said transfer, Broker shall have no further responsibility or liability to Buyer or Seller for the accounting for said funds. Escrow Agent's charge for the escrow closing shall be equally divided between Buyer and Seller.

14. STATE DOCUMENTARY TAX: The State Documentary Tax on the deed shall be paid by the Seller.

15. INSURANCE: Any risk of loss to the Property shall be borne by the Seller until title has been conveyed to the Buyer. In the event, prior to closing, the structures on the Property are materially damaged by fire, explosion or any other cause, Buyer shall have the right to rescind this agreement and Seller shall refund the Deposit to Buyer. Buyer agrees to provide his own hazard insurance.

16. WOOD INFESTATION: Buyer agrees to pay the cost of a wood destroying insect inspection of the building, attached and detached structures, and Seller agrees to pay for any treatment or repair work found necessary for issuance of a termite warranty and/or treatment of any wood destroying insects. Buyer agrees to accept the treated Property upon completion of repairs.

17. SMOKE DETECTOR: Seller agrees to install, at Seller's expense, smoke detectors as required by law.

18. CONDITION OF PROPERTY: Seller represents to the best of Seller's knowledge, information and belief, there are no latent defects in the Property. Seller agrees to maintain the heating, air conditioning, water heater, sewer, plumbing, electrical systems and any built-in appliances in working condition until delivery of possession.

19. ENVIRONMENTAL: Seller represents to the best of the Seller's knowledge, information and belief, there are no conditions present or existing with respect to the Property which may give rise to or create Environmental Hazards or Liabilities and there are no enforcement actions pending or threatened with respect thereto.









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         THIS OFFER IS BASED UPON BUYER'S  PERSONAL  INSPECTION OR INVESTIGATION
         OF THE PROPERTY AND NOT UPON ANY REPRESENTATION OR WARRANTIES OF CONDITION BY THE SELLER OR SELLER'S AGENT.

20. AGENCY: The REALTOR(S) involved in this transaction are:

         Clint D. Seamann and Lee Ehlars are acting as limited agents for Seller.

21.      BROKER COMPENSATION:

         Buyer and Seller acknowledge that Investors Realty, Inc. is being paid a fee by Seller and this fee will be shared by Brokers based on their separate agreement.

22. OFFER EXPIRATION: This offer to purchase is subject to acceptance by Seller on or before Thursday September 1, 2005 at 5:00 o'clock p.m.

WITNESS:                                  BUYER:

/s/ MATHIESON                             /s/ JOHN BUHLER
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SS#/FED. ID
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ADDRESS:
1201 Regent Ave. W.
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Winnepeg, MB  R2C3B2
(503) 654-5700


                                     RECEIPT

         (NAMES FOR DEED) RECEIVED FROM ________________________________ the sum
of   _____________________________________   Dollars   ($________________)   (by
______________________) to apply to the purchase price of the Property on terms and conditions as stated. This receipt is not an acceptance of the above offer to purchase.

                                        INVESTORS REALTY, INC.
                                        11301 Davenport
                                        Omaha, Nebraska 8154


                                        ----------------------------------------
                                        Agent's Signature













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                                   ACCEPTANCE

                                                               September 1, 2005

         The Seller accepts the foregoing proposition on the terms stated and agrees to convey title to the Property, deliver possession, and perform all the terms and conditions set forth, and acknowledges receipt of an executed copy of the agreement except for the following modifications:___________________________
________________________________________________________________________________
______________________________________________________________________________.

WITNESS:                                    SELLER:

/s/ MICHAEL W. FOSTER                       /s/ MIKE WALLIS, CFO
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SS#/FED. ID#
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WITNESS:                                    SELLER:

/s/ MIKE WALLIS                             /s/ LOUANN TUCKER, Sec.
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SS#/FED. ID#
            ---------------------------

ADDRESS:
2320 SE AgBag La.
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Warrenton, OR 97146
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(503) 861-1812
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